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                                                           EXHIBIT 23




           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-86488, 33-88186, 333-1440 and 333-11823.


                                       ARTHUR ANDERSEN LLP




Chicago, Illinois
March 26, 1998